Filed pursuant to Rule 497(a)(1)

File No. 333-171330

Rule 482 AD

Solar Senior Capital Ltd. Prices Initial Public Offering

New York, NY – February 25, 2011 – Solar Senior Capital Ltd. (the “Company”) (NasdaqGS: SUNS) announced today that it has priced its initial offering of 8,000,000 shares of common stock at a public offering price of $20.00 per share for total gross proceeds of $160 million. The closing of the offering is subject to customary closing conditions and is expected to take place on March 2, 2011. The Company has granted the underwriters an option to purchase up to an additional 1,200,000 shares of its common stock to cover over-allotments, if any. Concurrent with the closing of this offering, management will purchase an additional 500,000 shares, also at $20.00 per share.

Solar Senior Capital Ltd. expects to use substantially all of the net proceeds from this offering to make new investments in portfolio companies and for general working capital purposes. The joint book-running managers for the initial public offering are Citi, Wells Fargo Securities, Deutsche Bank Securities and SunTrust Robinson Humphrey. The lead manager for the initial public offering is RBC Capital Markets, and the junior co-managers are BB&T Capital Markets, Ladenburg Thalmann & Co. Inc. and Lazard Capital Markets.

Investors are advised to carefully consider the investment objective, risks and charges and expenses of Solar Senior Capital Ltd. before investing. A registration statement (including a preliminary prospectus) was declared effective by the Securities and Exchange Commission on February 24, 2011. Solar Senior Capital Ltd. will file a final prospectus with the Securities and Exchange Commission for the initial public offering described in this press release. The final prospectus will contain this and other information about Solar Senior Capital Ltd. and should be read carefully before investing.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the shares of common stock referenced herein, and none of these shares may be sold in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

The offering may be made only by means of a final prospectus, copies of which may be obtained when available from Citi, Brooklyn Army Terminal, 140 58th Street, 8th Floor, Brooklyn, NY 11220, 800-831-9146 or email: batprospectusdept@citi.com; Wells Fargo Securities, LLC, Attention: Equity Syndicate at 375 Park Avenue, New York, NY 10152-4077, (800) 326-5897, or email: cmclientsupport@wellsfargo.com; Deutsche Bank Securities, 100 Plaza One, Jersey City, NJ 07311 (Attn: Prospectus Department, (800) 503-4611 or prospectus.cpdg@db.com); and SunTrust Robinson Humphrey, 3333 Peachtree Road NE, Atlanta, GA 30326, Attention: Prospectus Department, 404-926-5744 or e-mail prospectus@rhco.com.

ABOUT SOLAR SENIOR CAPITAL LTD.

Solar Senior Capital Ltd. is a closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. The Company invests primarily in senior secured loans, including first lien, unitranche and second lien debt instruments, made to private middle-market companies whose debt is rated below investment grade.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission, including the final prospectus that will be filed with the Securities and Exchange Commission. Solar Senior Capital Ltd. undertakes no duty to update any forward-looking statements made herein.

CONTACT: Solar Senior Capital Ltd.	Nick Radesca (212) 993-1660